Supplement to the
Fidelity® Select Portfolios®
Industrials Sector
April 29, 2015
Prospectus

The following information replaces similar information for Defense and Aerospace Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Jonathan Siegmann (portfolio manager) has managed the fund since October 2015.

The following information replaces similar information for Industrial Equipment Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Janet Glazer (co-manager) has managed the fund since April 2016.

Tobias Welo (co-manager) has managed the fund since April 2016.

The following information replaces the biographical information for Douglas Scott found in the "Fund Management" section.

Jonathan Siegmann is portfolio manager of Defense and Aerospace Portfolio, which he has managed since October 2015. Since joining Fidelity Investments in 2007, Mr. Siegmann has worked a research analyst and a portfolio manager.

The following information replaces the biographical information for Boris Shepov found in the "Fund Management" section.

Janet Glazer is co-manager of Industrial Equipment Portfolio, which she has managed since April 2016. Since joining Fidelity Investments in 2011, Ms. Glazer has worked as a research analyst and portfolio manager.

Tobias Welo is co-manager of Industrial Equipment Portfolio, which he has managed since April 2016. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Welo has worked as a research analyst and portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

SELCI-16-01  April 14, 2016
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